UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206
Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2019, Aytu BioScience, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreement”) with two institutional accredited investors (the “Investors”) providing for the issuance and sale by the Company (the “Offering”) of $10.0 million of, (i) shares of the Company’s Series F Convertible (the “Preferred Stock”) which are convertible into shares of common stock (the “Conversion Shares”) and (ii) warrants (the “Warrants”) which are exercisable for shares of common stock (the “Warrant Shares”). The Warrants have an exercise price equal to $1.25 and contain cashless exercise provisions. Each Warrant will be exercisable after we obtain stockholder approval as required by applicable Nasdaq rules (“Shareholder Approval”) and will expire five years from the time a registration statement covering the Conversion Shares and Warrant Shares is declared effective by the Securities and Exchange Commission.  The closing of the sale of these securities is expected to take place on or about October 16, 2019, subject to customary closing conditions.

The Company estimates that the net proceeds from the Offering will be approximately $9.2 million.  The net proceeds received by the Company from the Offering will be used for general corporate purposes, including working capital.

Shares of Preferred Stock are non-convertible until we obtain Shareholder Approval. After we obtain Shareholder Approval, subject to certain ownership limitations as described below, are convertible at any time at the option of the holder into shares of the Company’s common stock at a conversion price of $1.00 per share.  The conversion price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.  In addition, the Preferred Stock will be subject to anti-dilution provisions until such time that is the earlier of, (i) the two year anniversary date of the original issuance date and (ii) when 85% of the Preferred Stock has been converted

Subject to limited exceptions, holders of shares of Preferred Stock will not have the right to convert any portion of their Preferred Stock if the holder, together with its affiliates, would beneficially own in excess of 4.99% (9.99% or 40% at the election of the holder with the 40% limitation election only available to Armistice) of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion.

The Preferred Stock and the Warrants will be issued and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Accordingly, the Investors may exercise those warrants and sell the underlying shares only pursuant to an effective registration statement under the Securities Act covering the resale of those shares, an exemption under Rule 144 under the Securities Act or another applicable exemption under the Securities Act.  Pursuant to a Registration Rights Agreement, dated October 11, 2019, by and between the Company and the Investors (the “Registration Rights Agreement”), the Company has agreed to file one or more registration statements with the SEC covering the resale of the Conversion Shares and the Warrant Shares

In connection with the Offering, on October 11, 2019, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”) pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent for the Offering.

The Placement Agent did not purchase or sell any securities, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of securities.  The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the securities being offered in the Offering.  The Placement Agent will be paid a cash fee equal to eight percent of the gross proceeds received by the Company from the sale of the securities at the closing of the Offering and will also receive reimbursement of its expenses, which will not exceed $65,000.

The Placement Agency Agreement and forms of the Purchase Agreement, the certificate of designation of preferences, rights and limitations of Series F Convertible Preferred Stock, the Warrant and the Registration Rights Agreement, are filed hereto as Exhibits 10.1, 10.2, 3.1, and 4.1, respectively, to this Current Report on Form 8-K.  The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents attached hereto, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 7.01             Regulation FD Disclosure

On October 14, 2019, Aytu issued a press release announcing the entrance into Securities Purchase Agreements. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description
3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock
4.1	Form of Common Stock Purchase Warrant
10.1	Placement Agency Agreement, dated October 11, 2019
10.2	Form of Securities Purchase Agreement
10.3	Form of Registration Rights Agreement
99.1	Press Release issued by Aytu BioScience, Inc., dated October 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	October 15, 2019	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer